UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period :	August 1, 2015 — July 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

George Putnam Balanced Fund

Annual report
7|31|16

A world of investing.®

Putnam INVESTMENTS

This pioneering balanced fund has championed a mix of high-quality stocks and bonds for over 75 years.

George Putnam
Balanced
Fund

Annual report
7 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio managers	4

Performance snapshot	4

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	70

About the Trustees	71

Officers	73

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Through the first half of 2016, markets around the world have shown great resilience in the face of multiple challenges. Now, as we enter the fall, many additional factors raise new concerns.

Against a backdrop of sluggish growth and following a colorful political campaign, the United States will be electing a new president in a few short weeks. Overseas, challenges are widespread, from sluggish growth in Europe, Japan, and many emerging markets to global fallout from the United Kingdom’s decision to leave the European Union. As non-U.S. central banks consider new actions to boost economic growth, here at home the Federal Reserve seeks stronger economic data before it raises interest rates. The uncertainty caused by these unfolding events could well spur renewed bouts of market volatility.

But we believe that opportunities can emerge despite the markets’ ups and downs. At Putnam, our portfolio managers actively pursue these opportunities. Backed by a network of global analysts, they draw on their long experience and expertise in navigating changing conditions.

We share Putnam’s deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended July 31, 2016, as well as an outlook for the coming months.

Now may be a good time for you to consult with your financial advisor, who can help you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

As always, thank you for investing with Putnam.

George Putnam Balanced Fund

A mix of stocks and bonds in a classic balanced portfolio

Putnam Investments started in November 1937, at a time when many investors considered the stock market to be risky. Our first fund, George Putnam Balanced Fund, was named for our founder and was designed to offer investors what they needed most — a diversified portfolio with bonds to balance the risk of stocks. It was an innovative approach that continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

"The fund's focus on high-quality stocks and bonds is designed to moderate volatility for investors."

Aaron M. Cooper, CFA
Portfolio Manager

Paul D. Scanlon, CFA
Portfolio Manager

Experienced managers pursue a broad range of opportunities

The fund's typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Aaron Cooper pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund's fixed-income investments, Paul Scanlon assembles a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Providing the benefits of balanced investing since 1937

Growth of a $10,000 investment since fund inception, 11/5/37 through 7/31/16

$6,694,632
8.61%
annualized return before sales charge
'37
'47
'57
'67
'77
'87
'97
'07
7/31/16

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 George Putnam Balanced Fund

George Putnam Balanced Fund 3

Interview with your fund’s portfolio managers

What was the market environment like during the fund’s 12-month reporting period ended July 31, 2016?

Aaron: Market volatility picked up in the summer of 2015 due to a variety of global macroeconomic factors. The fourth calendar quarter of 2015 saw stocks bounce back from their third-quarter lows, but a variety of headwinds — from China’s economic weakness to depressed commodity markets — made for a relatively difficult backdrop for investors. January 2016 opened with considerable volatility, primarily as concerns over China led investors to wonder whether the risks of a global recession were increasing. In addition, negative interest rates in Europe and Japan became an obstacle to global financial markets. Some of these pressures eased beginning in mid-February, particularly as oil prices began to rise and the U.S. dollar weakened relative to other global currencies.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

† The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

4	George Putnam Balanced Fund

The remainder of the period was somewhat calmer by comparison — until, that is, U.K. voters elected in late June to leave the European Union. This surprising event caused some turmoil for U.S. markets, but we do not see it posing a substantial economic or market risk to the United States. Indeed, with the appointment of a new British Prime Minister in July, we became optimistic that the period of fear and uncertainty stemming from “Brexit” may be short-lived.

Do you think Brexit will have an impact on global bond markets?

Paul: Brexit does put additional pressure on the European Central Bank and the Bank of Japan to maintain strong monetary policy support to aid the economy and markets, in our view, and we believe that such pressure could pull down global interest rates. In addition, post-Brexit, the U.S. Federal Reserve has another potential reason to cite for putting interest-rate hikes on hold. We believe that this may mean interest rates stay lower for longer, and it may suggest that investors will continue to search for higher-yielding bond investments.

With respect to the Fed, we do not think a pause or a slow increase in raising rates constitutes a fundamental change in strategy; rather, it is an acknowledgement that global uncertainties have risen. Through the end of the reporting period, markets have generally behaved well after the initial shock of Brexit has worn off, and if related economic uncertainties continue to diminish, we think the United States will look more secure on its course and the Fed could be prompted by the data to raise interest rates.

How did the fund perform in this environment?

Aaron: Though it turned in positive results for the period, the fund lagged its all-stock primary benchmark, the S&P 500 Index, as well as its custom blended stock/bond index. While the bond component helped buoy fund performance overall, our decision to avoid a number of mega-cap stocks — some of the largest, more stable, and defensive companies available to investors — hurt relative results. In short, we believed these companies were not attractive on their fundamental merits but

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/16. See pages 3, 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

George Putnam Balanced Fund	5

were more places for investors to hide during the period.

Similarly, our preference for smaller, growth-oriented biotech stocks over the stocks of larger, more stable pharmaceutical companies proved to be a drag on relative results. In addition, our emphasis on financial stocks that we believed would stand to benefit from rising interest rates detracted from relative returns, as rates actually declined during the period as a result of macroeconomic fears.

What are your thoughts on the fundamentals of the investment-grade corporate bond sector, where the fund has approximately 15% of its assets invested?

Paul: Within U.S. investment grade, we still remain constructive as fundamentals are on track and technicals are robust, in our view. Regarding fundamentals, we think certain “stressed” sectors are in better fundamental condition than during the first calendar quarter of 2016, and company earnings in the second calendar quarter generally exceeded expectations. Looking forward, we expect company profit margins and general corporate indebtedness to remain at their current levels or even to deteriorate marginally from where they stood at the end of July 2016. Regarding supply and demand, new issue supply remains elevated, as issuers take advantage of low rates, M&A continues, and those deals announced in 2015 reach closure and require funding.

While the new issue calendar slowed as the Brexit referendum approached and corporates entered their black-out period before the end of the second calendar quarter, August issuance has pushed summer 2016 issuance to be flat year-over-year. The implications of the Brexit referendum

Allocations are shown as a percentage of the fund’s net assets as of 7/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	George Putnam Balanced Fund

and the time frame of its effects are still unclear. Nevertheless, we continue to find current spread levels — or the general yield advantage offered by investment-grade bonds over safer Treasuries of similar maturity — to be attractive versus their underlying fundamental risks even in the face of a meaningful rally since mid-February.

What were some of the stocks or related equity strategies that detracted most from relative performance?

Aaron: Bombardier, an out-of-benchmark holding, was the largest detractor from the fund’s relative performance. This company is a leading manufacturer of aircraft and trains. In early 2015, Bombardier announced its need to raise $2 billion to cover the cost of a new fuel-efficient passenger jet airliner, the CSeries, which had been delayed for two years and was over budget. The company also announced the replacement of its chief executive officer and suspended its dividend. Initially, we sensed there could be positive change following these financing and leadership announcements, but we lost confidence during the period that such changes would occur. Consequently, we sold the stock by the end of the period.

Perrigo, an Ireland-based specialty pharmaceutical company, was the second-largest detractor from the fund’s relative performance. The stock’s decline was primarily due to disappointment over the announcement in late 2015 that Perrigo would not be acquired by industry rival Mylan — a potential deal that had been cheered by investors earlier in the

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

George Putnam Balanced Fund	7

year. We sold this stock in the second half of the fund’s fiscal period.

Other detractors, as I mentioned, included our decisions to avoid or de-emphasize a number of mega-cap stocks that performed well during the period. We did not own the stock of General Electric [GE], for example, and we held a benchmark-relative underweight to consumer products and health-care giant Johnson & Johnson. In general, risk-averse investors sought safer-seeming stock bets at different points in the fund’s fiscal period, and the share price of mega-cap companies like GE and Johnson & Johnson generally benefited from that shift in investor demand.

What were some of the standout stocks that contributed to the fund’s relative performance?

Aaron: Northrop Grumman, which is one of the largest defense conglomerates in the world, was the top contributor for the period. The company, which specializes in unmanned aerial vehicle manufacturing and defense systems, continued to win franchise programs and saw higher-than-expected earnings, which led to share price appreciation.

L-3 Communications Holdings also was a top contributor to relative results. This aerospace contractor reported solid earnings and expanded its business by penetrating new markets. In addition, the company strengthened its communication systems segment with an acquisition and returned cash to shareholders through share buybacks and dividends, all of which acted as tailwinds for the stock.

A third solid contributor was the stock of Royal Dutch Shell, the Anglo-Dutch multinational oil and gas company. This out-of-benchmark stock rose, particularly

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	George Putnam Balanced Fund

after early February, when oil prices began to recover from multi-decade lows.

What is your outlook for the U.S. economy and markets?

Aaron: We believe the U.S. economy is in the later stages of its expansion, and that market volatility may continue to rise as this cycle matures. For the balance of 2016, we think the most likely scenario for U.S. company earnings is modestly accelerating, low- to mid-single-digit earnings growth. Although strength appears to us to have returned to the U.S. dollar post-Brexit, we do not think this will be too much of a headwind for U.S. exporters, for example, and we expect relative stability in the price of oil to continue providing a boost to the energy sector.

The global macroeconomic risks to this view cannot be ignored, however. Indeed, today we see a wider range of potential outcomes for the markets than we have seen in recent history. From our perspective, China’s economic situation poses perhaps one of the more substantial risks to the global economy. We do not think China has shed any of its credit-growth problems, and the risk of policy error in China runs high, in our view. Indeed, the entire non-U.S. political arena has been fraught with a variety of uncertainties, so focusing on what could go wrong has become an important part of our analytical forecasting.

Thank you, Aaron and Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

George Putnam Balanced Fund	9

IN THE NEWS

With central banks exhausting the more traditional methods aimed at stimulating their economies, some are considering more novel strategies. Increasingly, central bankers and economists are discussing the merits of so-called “helicopter money,” which conjures images of money being dropped on the populace from the sky. Considered somewhat radical, the term was adopted in 1969 by economist Milton Friedman, who described the idea of a central bank printing money and injecting the cash directly into the economy, with the aim of boosting consumer demand and spending, and kick-starting a recovery. It differs from traditional stimulus measures, such as the U.S. government selling U.S. Treasury securities to the public in order to finance spending. With interest rates at zero — or even in negative territory — in major world economies like Japan and some European nations, the concept of helicopter money is gaining popularity. Under this strategy, cash could be transferred to people in the form of a government tax break or by simply making a direct deposit into individual bank accounts. Critics of helicopter money, however, say it could cause runaway inflation.

10 George Putnam Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.61%	8.53%	8.50%	8.50%	7.80%	7.80%	7.89%	7.84%	8.35%	8.69%	8.70%	8.69%

10 years	44.78	36.46	36.18	36.18	34.47	34.47	37.87	33.05	41.40	48.56	48.92	48.54
Annual average	3.77	3.16	3.14	3.14	3.01	3.01	3.26	2.90	3.52	4.04	4.06	4.04

5 years	52.46	43.70	46.72	44.72	46.86	46.86	48.69	43.48	50.48	54.35	54.73	54.33
Annual average	8.80	7.52	7.97	7.67	7.99	7.99	8.26	7.49	8.52	9.07	9.12	9.07

3 years	21.82	14.82	19.07	16.07	19.15	19.15	20.04	15.84	20.88	22.82	23.12	22.80
Annual average	6.80	4.71	5.99	5.09	6.01	6.01	6.28	5.02	6.52	7.09	7.18	7.09

1 year	2.17	–3.70	1.42	–3.58	1.45	0.45	1.69	–1.87	1.93	2.49	2.58	2.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

George Putnam Balanced Fund	11

Comparative index returns For periods ended 7/31/16

		Bloomberg Barclays		Lipper
		U.S. Aggregate	George Putnam	Balanced Funds
	S&P 500 Index	Bond Index	Blended Index†	category average‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	110.89%	63.80%	102.40%	68.51%
Annual average	7.75	5.06	7.31	5.30

5 years	87.36	19.15	59.12	38.59
Annual average	13.38	3.57	9.74	6.69

3 years	37.35	13.25	28.16	17.62
Annual average	11.16	4.23	8.62	5.53

1 year	5.61	5.94	6.18	1.90

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively; the Bloomberg Barclays U.S. Aggregate Bond Index was introduced on 12/31/75; and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/16, there were 638, 596, 536, and 398 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,618 and $13,447, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,305. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $14,140, $14,856, $14,892 and $14,854, respectively.

12 George Putnam Balanced Fund

Fund price and distribution information For the 12-month period ended 7/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	4	4	4

Income	$0.201		$0.077	$0.083	$0.120		$0.151	$0.245	$0.259	$0.242

Capital gains	—		—	—	—		—	—	—	—

Total	$0.201		$0.077	$0.083	$0.120		$0.151	$0.245	$0.259	$0.242

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/15	$17.22	$18.27	$17.02	$17.10	$16.99	$17.61	$17.16	$17.28	$17.28	$17.28

7/31/16	17.38	18.44	17.18	17.26	17.15	17.77	17.33	17.45	17.45	17.45

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Current rate	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate [1]	1.20%	1.13%	0.51%	0.51%	0.75%	0.72%	0.99%	1.44%	1.47%	1.42%

Current 30-day
SEC yield [2]	N/A	0.98	0.30	0.30	N/A	0.53	0.82	1.30	1.40	1.29

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.59%	8.50%	8.47%	8.47%	7.77%	7.77%	7.86%	7.81%	8.32%	8.66%	8.67%	8.66%

10 years	42.11	33.94	33.63	33.63	31.90	31.90	35.30	30.56	38.71	45.75	46.10	45.72
Annual average	3.58	2.97	2.94	2.94	2.81	2.81	3.07	2.70	3.33	3.84	3.86	3.84

5 years	45.86	37.48	40.47	38.47	40.55	40.55	42.25	37.27	43.95	47.73	48.09	47.71
Annual average	7.84	6.57	7.03	6.73	7.04	7.04	7.30	6.54	7.56	8.12	8.17	8.11

3 years	22.43	15.39	19.72	16.72	19.73	19.73	20.63	16.41	21.48	23.36	23.66	23.34
Annual average	6.98	4.89	6.18	5.29	6.19	6.19	6.45	5.19	6.70	7.25	7.33	7.24

1 year	0.58	–5.21	–0.18	–5.15	–0.20	–1.20	0.08	–3.42	0.27	0.84	0.87	0.82

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

George Putnam Balanced Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/15	1.01%*	1.76%*	1.76%*	1.51%*	1.26%*	0.72%	0.62%	0.76%*

Annualized expense ratio for the
six-month period ended 7/31/16†	1.01%	1.76%	1.76%	1.51%	1.26%	0.74%	0.64%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/16 to 7/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.27	$9.17	$9.17	$7.87	$6.57	$3.87	$3.34	$3.97

Ending value (after expenses)	$1,099.40	$1,095.10	$1,096.10	$1,097.40	$1,098.50	$1,101.10	$1,101.40	$1,101.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 George Putnam Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/16, use the following calculation method. To find the value of your investment on 2/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.07	$8.82	$8.82	$7.57	$6.32	$3.72	$3.22	$3.82

Ending value (after expenses)	$1,019.84	$1,016.11	$1,016.11	$1,017.35	$1,018.60	$1,021.18	$1,021.68	$1,021.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

George Putnam Balanced Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings

16 George Putnam Balanced Fund

do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $131,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

George Putnam Balanced Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 George Putnam Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions: • That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

George Putnam Balanced Fund 19

fund, and the continued application of certain reductions and waivers noted below; and • That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses,

20 George Putnam Balanced Fund

interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across

George Putnam Balanced Fund 21

different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 645, 603 and 552 funds, respectively, in your fund’s Lipper peer group. (When considering

22 George Putnam Balanced Fund

performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

George Putnam Balanced Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of George Putnam Balanced Fund (the “fund”) at July 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2016 by correspondence with the custodian, brokers, transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 12, 2016

George Putnam Balanced Fund 25

The fund’s portfolio 7/31/16

COMMON STOCKS (60.4%)*	Shares	Value

Basic materials (2.2%)
Air Products & Chemicals, Inc.	8,979	$1,341,642

Albemarle Corp.	15,161	1,276,101

Alcoa, Inc.	33,371	354,400

ArcelorMittal SA (France) †	53,011	340,722

Axalta Coating Systems, Ltd. †	49,056	1,400,549

Barrick Gold Corp. (Canada)	12,698	277,578

Chemtura Corp. †	25,731	722,784

Dow Chemical Co. (The)	32,421	1,740,035

E.I. du Pont de Nemours & Co.	25,318	1,751,246

Ingevity Corp. †	5,576	213,394

Martin Marietta Materials, Inc.	3,573	724,068

Monsanto Co.	31,083	3,318,732

Newmont Mining Corp.	26,019	1,144,836

Nucor Corp.	11,332	607,848

PPG Industries, Inc.	15,322	1,604,367

Praxair, Inc.	8,177	952,948

Sealed Air Corp.	31,861	1,503,202

Sherwin-Williams Co. (The)	20,348	6,098,906

Smurfit Kappa Group PLC (Ireland)	22,130	514,003

Steel Dynamics, Inc.	5,134	137,694

Symrise AG (Germany)	9,303	655,664

W.R. Grace & Co.	4,562	341,557

Yara International ASA (Norway)	10,051	326,768

27,349,044
Capital goods (3.0%)
Ball Corp.	19,922	1,407,888

General Dynamics Corp.	60,838	8,936,494

Honeywell International, Inc.	36,759	4,276,174

KION Group AG (Germany)	16,340	895,686

Manitowoc Foodservice, Inc. †	58,537	1,073,569

Northrop Grumman Corp.	49,629	10,751,130

Pentair PLC	34,155	2,179,772

Raytheon Co.	11,513	1,606,409

Rockwell Collins, Inc.	19,656	1,663,291

Stericycle, Inc. †	9,434	851,607

Triumph Group, Inc.	27,221	839,223

United Technologies Corp.	20,642	2,222,111

36,703,354
Communication services (3.4%)
American Tower Corp. R	49,161	5,691,369

AT&T, Inc.	323,892	14,021,285

Charter Communications, Inc. Class A †	22,647	5,319,101

Comcast Corp. Class A	106,228	7,143,833

DISH Network Corp. Class A †	16,497	881,270

Equinix, Inc. R	5,798	2,161,900

Level 3 Communications, Inc. †	81,781	4,138,119

Zayo Group Holdings, Inc. †	71,363	2,019,573

		41,376,450

26 George Putnam Balanced Fund

COMMON STOCKS (60.4%)* cont.	Shares	Value

Communications equipment (0.7%)
Cisco Systems, Inc.	281,097	$8,581,891

8,581,891
Computers (2.6%)
Apple, Inc.	229,145	23,879,200

Castlight Health, Inc. Class B †	252,121	940,411

EMC Corp.	141,912	4,013,271

HP, Inc.	206,102	2,887,489

ServiceNow, Inc. †	4,970	372,352

32,092,723
Conglomerates (1.1%)
Danaher Corp.	52,593	4,283,174

Siemens AG (Germany)	14,821	1,609,267

Tyco International PLC	166,489	7,586,904

13,479,345
Consumer cyclicals (6.8%)
Advance Auto Parts, Inc.	8,876	1,507,677

Amazon.com, Inc. †	20,396	15,476,689

AutoZone, Inc. †	1,249	1,016,649

Brunswick Corp.	20,096	997,164

CaesarStone Sdot-Yam, Ltd. (Israel) †	39,081	1,465,147

CBS Corp. Class B (non-voting shares)	29,921	1,562,475

Criteo SA ADR (France) †	17,045	753,219

Ctrip.com International, Ltd. ADR (China) †	56,226	2,455,389

Dollar General Corp.	33,253	3,150,389

Five Below, Inc. †	31,901	1,627,270

GNC Holdings, Inc. Class A	5,555	113,378

Hanesbrands, Inc.	117,211	3,124,845

Hilton Worldwide Holdings, Inc.	115,945	2,688,765

Home Depot, Inc. (The)	50,841	7,028,260

Johnson Controls, Inc.	100,840	4,630,573

Live Nation Entertainment, Inc. †	97,048	2,661,056

MasterCard, Inc. Class A	39,748	3,785,600

NIKE, Inc. Class B	65,139	3,615,215

Penn National Gaming, Inc. †	125,722	1,888,344

Priceline Group, Inc. (The) †	3,571	4,823,743

RE/MAX Holdings, Inc. Class A	66,662	2,887,798

Rollins, Inc.	59,023	1,663,268

Time Warner, Inc.	39,455	3,024,226

TJX Cos., Inc. (The)	52,518	4,291,771

Vulcan Materials Co.	4,344	538,569

Wal-Mart Stores, Inc.	24,984	1,823,082

Walt Disney Co. (The)	23,818	2,285,337

Wynn Resorts, Ltd.	20,476	2,005,624

82,891,522
Consumer staples (6.9%)
Bright Horizons Family Solutions, Inc. †	23,655	1,586,541

Chipotle Mexican Grill, Inc. †	2,277	965,425

Colgate-Palmolive Co.	44,736	3,329,700

Costco Wholesale Corp.	31,705	5,301,710

Coty, Inc. Class A	59,356	1,594,896

George Putnam Balanced Fund 27

COMMON STOCKS (60.4%)* cont.	Shares	Value

Consumer staples cont.
CVS Health Corp.	52,718	$4,888,013

Delivery Hero Holding GmbH (acquired 6/12/15 cost $446,716)
(Private) (Germany) † ΔΔ F	58	365,234

Dr. Pepper Snapple Group, Inc.	50,944	5,018,493

Edgewell Personal Care Co. †	28,641	2,423,315

Hain Celestial Group, Inc. (The) †	11,763	620,969

JM Smucker Co. (The)	31,208	4,811,025

Kraft Heinz Co. (The)	59,426	5,133,812

Kroger Co. (The)	81,106	2,773,014

LKQ Corp. †	24,810	853,216

Mead Johnson Nutrition Co.	21,749	1,940,011

Molson Coors Brewing Co. Class B	27,929	2,853,227

Monster Beverage Corp. †	27,234	4,374,597

Nomad Foods, Ltd. (United Kingdom) †	61,142	541,107

PepsiCo, Inc.	144,389	15,726,850

Philip Morris International, Inc.	49,052	4,917,954

Procter & Gamble Co. (The)	49,848	4,266,490

Restaurant Brands International LP (Units) (Canada)	158	7,079

Restaurant Brands International, Inc. (Canada)	38,688	1,730,514

Walgreens Boots Alliance, Inc.	73,945	5,860,141

Yum! Brands, Inc.	34,485	3,083,649

84,966,982
Electronics (2.1%)
Agilent Technologies, Inc.	66,075	3,178,868

Analog Devices, Inc.	17,053	1,088,493

Broadcom, Ltd.	11,310	1,831,994

L-3 Communications Holdings, Inc.	21,611	3,276,876

Micron Technology, Inc. †	169,843	2,333,643

NVIDIA Corp.	63,370	3,618,427

ON Semiconductor Corp. †	59,582	597,607

QUALCOMM, Inc.	48,568	3,039,385

TE Connectivity, Ltd.	35,132	2,117,757

Texas Instruments, Inc.	62,997	4,394,041

25,477,091
Energy (4.1%)
Anadarko Petroleum Corp.	101,127	5,514,455

Antero Resources Corp. †	5,029	131,710

Apache Corp.	16,142	847,455

Baker Hughes, Inc.	17,078	816,841

Cenovus Energy, Inc. (Canada)	290,420	4,157,278

Cheniere Energy, Inc. †	14,502	606,619

Chevron Corp.	59,691	6,117,134

Cimarex Energy Co.	4,677	561,334

Concho Resources, Inc. †	6,101	757,744

ConocoPhillips	109,993	4,489,914

Devon Energy Corp.	21,019	804,607

Enterprise Products Partners LP	19,669	559,976

EOG Resources, Inc.	48,663	3,975,767

Exxon Mobil Corp.	1,045	92,953

28 George Putnam Balanced Fund

COMMON STOCKS (60.4%)* cont.	Shares	Value

Energy cont.
FMC Technologies, Inc. †	38,126	$967,638

Halliburton Co.	1,658	72,388

Hess Corp.	9,375	502,969

Marathon Oil Corp.	136,581	1,862,965

Occidental Petroleum Corp.	32,610	2,436,945

Pioneer Natural Resources Co.	17,061	2,773,607

Range Resources Corp.	26,146	1,053,945

Rice Energy, Inc. †	14,764	344,296

Royal Dutch Shell PLC Class A (United Kingdom)	105,401	2,711,743

Schlumberger, Ltd.	38,087	3,066,765

Southwestern Energy Co. †	15,352	223,832

Spectra Energy Corp.	17,832	641,417

Suncor Energy, Inc. (Canada)	77,474	2,084,825

Suncor Energy, Inc. (Canada)	57,869	1,557,475

Targa Resources Corp.	4,289	159,808

Williams Cos., Inc. (The)	20,060	480,838

50,375,243
Financials (9.4%)
AllianceBernstein Holding LP	103,394	2,477,320

American International Group, Inc.	112,567	6,128,147

Ameriprise Financial, Inc.	22,660	2,171,734

Assured Guaranty, Ltd.	105,014	2,813,325

AvalonBay Communities, Inc. R	11,578	2,149,456

Bank of America Corp.	556,307	8,060,888

Bank of New York Mellon Corp. (The)	87,874	3,462,236

Berkshire Hathaway, Inc. Class B †	2,612	376,833

Boston Properties, Inc. R	16,035	2,279,055

Capital One Financial Corp.	47,019	3,154,035

CBRE Group, Inc. Class A †	20,940	595,743

Charles Schwab Corp. (The)	210,647	5,986,588

Chubb, Ltd.	36,760	4,604,558

Citigroup, Inc.	89,030	3,900,404

Equity Lifestyle Properties, Inc. R	14,630	1,203,171

Essex Property Trust, Inc. R	3,549	830,040

Federal Realty Investment Trust R	6,887	1,168,724

Gaming and Leisure Properties, Inc. R	51,663	1,851,085

General Growth Properties R	50,709	1,620,153

Genworth Financial, Inc. Class A †	255,082	729,535

Hartford Financial Services Group, Inc. (The)	87,883	3,502,138

Invesco, Ltd.	56,425	1,646,482

JPMorgan Chase & Co.	188,247	12,042,161

KeyCorp	274,399	3,210,468

Kimco Realty Corp. R	15,950	511,995

KKR & Co. LP	298,305	4,307,524

Oportun Financial Corp. (acquired 6/23/15, cost $386,984)
(Private) † ΔΔ F	135,784	348,286

Pebblebrook Hotel Trust R	16,755	496,786

Prudential PLC (United Kingdom)	189,986	3,356,683

George Putnam Balanced Fund 29

COMMON STOCKS (60.4%)* cont.	Shares	Value

Financials cont.
Public Storage R	8,002	$1,911,838

Simon Property Group, Inc. R	11,601	2,633,891

Synchrony Financial †	191,994	5,352,793

Visa, Inc. Class A	101,737	7,940,573

Vornado Realty Trust R	7,264	780,154

Wells Fargo & Co.	234,741	11,260,526

114,865,328
Health care (8.0%)
Abbott Laboratories	14,209	635,853

Aetna, Inc.	5,692	655,775

Allergan PLC †	33,417	8,452,830

Amgen, Inc.	40,794	7,017,792

Becton Dickinson and Co.	20,147	3,545,872

Biogen, Inc. †	19,002	5,509,250

Boston Scientific Corp. †	42,123	1,022,746

Bristol-Myers Squibb Co.	67,005	5,012,644

C.R. Bard, Inc.	11,976	2,679,390

Cardinal Health, Inc.	23,187	1,938,433

Celgene Corp. †	56,974	6,391,913

Cigna Corp.	20,439	2,635,813

Cooper Cos., Inc. (The)	10,845	1,978,887

DexCom, Inc. †	8,187	755,087

Edwards Lifesciences Corp. †	10,991	1,258,689

Eli Lilly & Co.	57,708	4,783,416

Express Scripts Holding Co. †	19,333	1,470,661

Gilead Sciences, Inc.	103,368	8,214,655

Henry Schein, Inc. †	6,436	1,164,787

HTG Molecular Diagnostics, Inc. †	6,668	16,137

Humana, Inc.	5,094	878,970

Intuitive Surgical, Inc. †	4,158	2,892,970

Jazz Pharmaceuticals PLC †	6,444	972,851

Johnson & Johnson	29,589	3,705,430

Medivation, Inc. †	38,923	2,490,683

Medtronic PLC	27,622	2,420,516

Merck & Co., Inc.	98,762	5,793,379

Mylan NV †	58,800	2,751,252

Pfizer, Inc.	191,269	7,055,913

Press Ganey Holdings, Inc. †	14,485	578,241

Service Corp. International/US	40,077	1,110,934

Ventas, Inc. R	26,614	2,026,922

97,818,691
Miscellaneous (0.1%)
Conyers Park Acquisition Corp. (Units) †	63,307	654,594

654,594
Semiconductor (0.2%)
Lam Research Corp.	33,898	3,043,023

3,043,023
Software (2.0%)
Adobe Systems, Inc. †	43,867	4,292,825

Microsoft Corp.	319,717	18,121,560

30 George Putnam Balanced Fund

COMMON STOCKS (60.4%)* cont.	Shares	Value

Software cont.
Tencent Holdings, Ltd. (China)	67,081	$1,612,524

TubeMogul, Inc. †	25,588	286,841

24,313,750
Technology services (4.1%)
Alibaba Group Holding, Ltd. ADR (China) †	28,756	2,371,795

Alphabet, Inc. Class A †	26,471	20,947,561

Computer Sciences Corp.	46,764	2,236,722

Facebook, Inc. Class A †	108,151	13,404,235

Fidelity National Information Services, Inc.	41,550	3,304,472

GoDaddy, Inc. Class A †	27,769	830,848

Hewlett Packard Enterprise Co.	79,200	1,664,784

salesforce.com, Inc. †	55,854	4,568,857

Wix.com, Ltd. (Israel) †	31,642	1,126,455

50,455,729
Transportation (1.1%)
American Airlines Group, Inc.	71,681	2,544,676

Union Pacific Corp.	83,757	7,793,589

United Parcel Service, Inc. Class B	32,432	3,505,899

13,844,164
Utilities and power (2.6%)
American Electric Power Co., Inc.	25,095	1,739,084

American Water Works Co., Inc.	31,288	2,583,763

Calpine Corp. †	193,040	2,652,370

Edison International	19,119	1,479,428

ENI SpA (Italy)	188,650	2,885,260

Exelon Corp.	120,718	4,500,367

Kinder Morgan, Inc.	66,289	1,347,655

NextEra Energy Partners LP	35,401	1,105,573

NextEra Energy, Inc.	31,132	3,993,924

NRG Energy, Inc.	230,852	3,194,992

NRG Yield, Inc. Class C	65,064	1,167,248

PG&E Corp.	53,972	3,450,970

Sempra Energy	19,625	2,195,645

		32,296,279

Total common stocks (cost $678,518,034)		$740,585,203

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (6.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.6%)
Government National Mortgage Association Pass-Through Certificates
3.50%, with due dates from 2/20/45 to 11/20/45	$3,112,459	$3,335,071
3.50%, TBA, 8/1/46	8,000,000	8,503,750
3.00%, TBA, 8/1/46	7,000,000	7,354,375

19,193,196
U.S. Government Agency Mortgage Obligations (4.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	2,279	2,631
4.00%, with due dates from 7/1/42 to 6/1/43	5,177,477	5,573,911
3.50%, with due dates from 12/1/42 to 4/1/43	753,576	810,389
3.00%, with due dates from 3/1/43 to 7/1/43	2,673,230	2,789,036

George Putnam Balanced Fund 31

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (6.1%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	$2,980,652	$3,371,210
5.00%, with due dates from 8/1/33 to 1/1/39	804,054	893,513
4.50%, 11/1/44	7,286,702	8,079,131
4.50%, TBA, 8/1/46	13,000,000	14,175,078
4.00%, TBA, 8/1/46	5,000,000	5,359,766
3.50%, with due dates from 5/1/43 to 3/1/45	3,709,550	3,931,268
3.00%, with due dates from 2/1/43 to 6/1/46	3,581,916	3,748,198
3.00%, TBA, 9/1/46	3,000,000	3,115,664
3.00%, TBA, 8/1/46	4,000,000	4,162,812

		56,012,607

Total U.S. government and agency mortgage obligations (cost $74,479,649)		$75,205,803

U.S. TREASURY OBLIGATIONS (12.7%)*	Principal amount	Value

U.S. Treasury Bonds
3.75%, 11/15/43	$1,040,000	$1,399,450
2.75%, 8/15/42	12,810,000	14,419,244

U.S. Treasury Notes
2.00%, 11/30/20 Δ	44,660,000	46,571,658
1.875%, 11/30/21	2,170,000	2,257,427
1.375%, 9/30/18	29,620,000	30,054,351
1.125%, 12/31/19	24,210,000	24,438,482
1.00%, 8/31/16	4,320,000	4,322,211
0.75%, 3/31/18	23,900,000	23,935,291
0.75%, 12/31/17	1,190,000	1,191,762
0.75%, 6/30/17	6,800,000	6,809,828

Total U.S. treasury obligations (cost $151,199,649)		$155,399,704

CORPORATE BONDS AND NOTES (14.9%)*	Principal amount	Value

Basic materials (0.7%)
Agrium, Inc. sr. unsec. notes 3.375%, 3/15/25 (Canada)	$310,000	$320,953

Agrium, Inc. sr. unsec. unsub. notes 7.125%, 5/23/36 (Canada)	182,000	238,669

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	150,000	162,000

Cytec Industries, Inc. sr. unsec. unsub. notes 3.50%, 4/1/23	215,000	215,016

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	235,000	249,209

Eastman Chemical Co. sr. unsec. unsub. notes 6.30%, 11/15/18	200,000	219,651

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	95,000	92,388

Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	850,000	1,249,376

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.625%, 4/29/24	941,000	916,101

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/16/25	638,000	597,561

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2.875%, 4/16/20	682,000	663,020

International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	15,077

32 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Basic materials cont.
INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	$356,000	$353,300

LyondellBasell Industries NV sr. unsec. unsub. notes
4.625%, 2/26/55	515,000	514,264

Union Carbide Corp. sr. unsec. unsub. bonds 7.75%, 10/1/96	180,000	228,693

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	1,265,000	1,725,326

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	187,000	251,418

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	168,000	177,483

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	750,617

8,940,122
Capital goods (0.3%)
Delphi Corp. company guaranty sr. unsec. notes 5.00%, 2/15/23	125,000	132,625

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	767,000	1,046,548

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	307,000	353,553

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	327,000	358,096

Northrop Grumman Systems Corp. company guaranty sr. unsec.
unsub. notes 7.875%, 3/1/26	265,000	371,565

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6.25%, 5/15/38	975,000	1,401,544

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5.50%, 9/15/19	240,000	268,538

United Technologies Corp. sr. unsec. unsub. notes
5.70%, 4/15/40	100,000	135,784

United Technologies Corp. sr. unsec. unsub. notes 4.50%, 6/1/42	225,000	266,527

4,334,780
Communication services (1.1%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	200,000	257,237

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2.375%, 9/8/16 (Mexico)	280,000	280,144

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	335,000	364,218

American Tower Corp. sr. unsec. notes 3.40%, 2/15/19 R	735,000	769,650

American Tower Corp. sr. unsec. unsub. bonds
3.375%, 10/15/26 R	500,000	516,501

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	122,000	129,192

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849%, 4/15/23	240,000	259,340

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484%, 10/23/45	1,159,000	1,390,493

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908%, 7/23/25	356,000	393,080

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	645,000	917,776

George Putnam Balanced Fund 33

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	$268,000	$377,268

Crown Castle International Corp. sr. unsec. notes
5.25%, 1/15/23 R	75,000	85,850

Crown Castle International Corp. sr. unsec. notes
4.875%, 4/15/22 R	313,000	348,213

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	710,000	774,949

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 6.40%, 4/30/40	380,000	542,983

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8.75%, 5/1/32 (Canada)	95,000	139,606

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4.50%, 3/15/43 (Canada)	215,000	236,540

TCI Communications, Inc. sr. unsec. unsub. notes
7.875%, 2/15/26	610,000	877,838

Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	1,000,000	1,012,500

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045%, 6/20/36 (Spain)	355,000	472,187

Verizon Communications, Inc. sr. unsec. unsub. notes 5.90%,
2/15/54 (units)	5,200	145,340

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05%, 3/15/34	270,000	304,416

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	982,000	1,047,976

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	595,000	630,371

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8.00%, 6/1/22	770,000	965,691

13,239,359
Conglomerates (0.1%)
General Electric Capital Corp. company guaranty sr. unsec.
notes 6.75%, 3/15/32	441,000	625,787

General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	1,111,000	1,190,159

Consumer cyclicals (1.9%)		1,815,946
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85%, 3/1/39	190,000	279,898

21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.75%, 1/20/24	1,045,000	1,358,541

Autonation, Inc. company guaranty sr. unsec. notes
4.50%, 10/1/25	330,000	352,985

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	847,000	925,774

Bed Bath & Beyond, Inc. sr. unsec. sub. notes 5.165%, 8/1/44	553,000	501,857

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	1,187,000	1,693,906

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	625,000	656,999

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	375,000	400,250

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	135,000	227,240

Ford Motor Co. sr. unsec. unsub. notes 7.75%, 6/15/43	1,290,000	1,715,251

34 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	$24,000	$32,984

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46	200,000	299,655

Ford Motor Credit Co., LLC sr. unsec. unsub. notes
5.875%, 8/2/21	318,000	366,737

Ford Motor Credit Co., LLC sr. unsec. unsub. notes
4.134%, 8/4/25	477,000	510,306

General Motors Co. sr. unsec. unsub. notes 6.75%, 4/1/46	844,000	1,096,593

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.20%, 7/6/21	215,000	218,212

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	395,000	412,920

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	250,000	257,771

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	900,000	918,118

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)	300,000	357,491

Grupo Televisa SAB sr. unsec. unsub. notes 5.00%,
5/13/45 (Mexico)	355,000	359,676

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23	460,000	621,679

Host Hotels & Resorts LP sr. unsec. unsub. notes
6.00%, 10/1/21 R	320,000	364,511

Host Hotels & Resorts LP sr. unsec. unsub. notes
5.25%, 3/15/22 R	150,000	165,916

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	200,000	206,089

L Brands, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/21	435,000	498,075

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	375,000	401,250

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.90%, 4/1/29	699,000	794,932

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65%, 7/15/24	100,000	118,789

NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	435,000	460,336

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	195,000	210,129

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55%, 3/15/26	480,000	513,965

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	540,000	575,307

Owens Corning company guaranty sr. unsec. sub. notes
9.00%, 6/15/19	880,000	1,025,906

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	164,000	171,498

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	470,000	490,144

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	390,000	405,470

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	670,000	753,210

Tiffany & Co. sr. unsec. unsub. notes 4.90%, 10/1/44	460,000	478,440

George Putnam Balanced Fund 35

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Time Warner, Inc. company guaranty sr. unsec. bonds
7.70%, 5/1/32	$520,000	$746,227

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	190,000	194,238

Viacom, Inc. sr. unsec. unsub. notes 5.85%, 9/1/43	450,000	482,694

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	175,000	190,176

22,812,145
Consumer staples (1.2%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.90%, 2/1/46	1,947,000	2,371,678

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65%, 2/1/26	428,000	459,537

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	165,000	268,684

Bacardi, Ltd. 144A unsec. notes 4.50%, 1/15/21 (Bermuda)	495,000	533,371

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	715,000	819,203

CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	649,258	818,199

CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	651,813	677,783

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	820,000	1,086,573

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7.00%, 10/15/37	1,434,000	1,995,613

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5.625%, 3/15/42	553,000	683,227

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85%, 11/15/24	211,000	227,986

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec.
unsub. notes 4.875%, 6/27/44 (Mexico)	350,000	359,893

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6.875%, 1/26/39	625,000	879,028

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub.
notes 6.50%, 2/9/40	309,000	421,268

Kraft Heinz Foods Co. 144A company guaranty sr. unsec. unsub.
bonds 4.375%, 6/1/46	670,000	728,878

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,030,000	1,125,299

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.95%, 1/15/42	200,000	239,477

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	134,000	151,378

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	765,000	801,170

14,648,245
Energy (0.8%)
BG Energy Capital PLC 144A company guaranty sr. unsec.
unsub. notes 4.00%, 10/15/21 (United Kingdom)	250,000	275,694

BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	670,000	684,763

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.70%, 4/1/19	225,000	217,125

EOG Resources, Inc. sr. unsec. unsub. notes 5.625%, 6/1/19	205,000	225,584

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	575,000	557,363

36 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Energy cont.
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	$388,000	$447,599

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	1,070,000	1,261,876

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563%, 4/24/23 (Russia)	315,000	318,938

Marathon Petroleum Corp. sr. unsec. unsub. notes
6.50%, 3/1/41	175,000	188,213

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	390,000	239,850

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	535,000	517,345

Pride International, Inc. company guaranty sr. unsec. unsub.
notes 7.875%, 8/15/40	760,000	560,348

Spectra Energy Capital, LLC company guaranty sr. unsec. sub.
notes 6.20%, 4/15/18	580,000	618,544

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 8.00%, 10/1/19	820,000	949,852

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	480,000	589,611

Tosco Corp. company guaranty sr. unsec. notes 8.125%, 2/15/30	600,000	796,436

Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	700,000	737,464

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	322,000	315,963

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	342,000	341,177

9,843,745
Financials (5.8%)
Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	314,000	432,125

Aflac, Inc. sr. unsec. unsub. notes 6.90%, 12/17/39	747,000	1,076,948

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	410,000	424,330

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	630,000	654,583

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	705,000	734,081

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	310,000	305,171

American Express Co. sr. unsec. notes 7.00%, 3/19/18	650,000	708,659

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	856,000	1,112,800

Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,150,000	1,152,083

Assurant, Inc. sr. unsec. notes 6.75%, 2/15/34	525,000	670,223

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	217,368

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	550,000	576,923

AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	135,000	147,265

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	400,000	400,677

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	314,000	327,345

Bank of America Corp. unsec. sub. FRN 1.413%, 9/15/26	275,000	236,341

George Putnam Balanced Fund 37

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Financials cont.
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	$600,000	$739,517

Barclays Bank PLC unsec. sub. notes 7.625%, 11/21/22
(United Kingdom)	525,000	586,845

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	869,000	1,107,331

Bear Stearns Cos., Inc. (The) sr. unsec. notes 6.40%, 10/2/17	500,000	529,483

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7.25%, 2/1/18	331,000	359,717

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	703,000	805,649

BGC Partners, Inc. 144A sr. unsec. notes 5.125%, 5/27/21	155,000	156,513

BNP Paribas SA 144A jr. unsec. sub. FRN 7.195%, perpetual
maturity (France)	100,000	110,738

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	370,000	403,011

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	858,358

Camden Property Trust sr. unsec. unsub. notes
4.875%, 6/15/23 R	1,213,000	1,364,060

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	1,020,000	1,073,864

Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	462,000	476,427

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	295,000	307,575

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	257,000	274,824

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	708,000	738,528

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%,
perpetual maturity	956,000	984,393

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	402,000	403,005

CNO Financial Group, Inc. sr. unsec. unsub. notes
5.25%, 5/30/25	345,000	357,938

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4.625%,
12/1/23 (Netherlands)	250,000	269,064

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands unsec. sub. notes 5.25%, 8/4/45 (Netherlands)	285,000	335,336

Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN 11.00%,
perpetual maturity (Netherlands)	718,000	877,755

Credit Agricole SA 144A unsec. sub. notes 4.375%,
3/17/25 (France)	255,000	261,565

Credit Suisse Group AG 144A unsec. sub. notes 6.50%,
8/8/23 (Switzerland)	729,000	800,325

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	302,000	365,518

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	1,117,000	1,222,694

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	345,000	369,245

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	300,000	304,500

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	210,165

Five Corners Funding Trust 144A sr. unsec. bonds
4.419%, 11/15/23	425,000	461,621

38 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Financials cont.
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	$1,521,000	$1,753,140

Goldman Sachs Group, Inc. (The) unsec. sub. notes
6.75%, 10/1/37	282,000	362,569

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	1,495,000	1,971,394

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	555,000	562,409

Highwood Realty LP sr. unsec. unsub. notes 5.85%, 3/15/17 R	1,005,000	1,031,064

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	250,000	254,078

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	296,540

HSBC Bank USA, NA unsec. sub. notes 7.00%, 1/15/39	342,000	462,988

HSBC Holdings PLC unsec. sub. notes 6.50%, 5/2/36
(United Kingdom)	800,000	1,010,020

HSBC Holdings PLC unsec. sub. notes 4.25%, 8/18/25
(United Kingdom)	455,000	469,896

HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	105,000	108,963

ING Bank NV 144A unsec. sub. notes 5.80%,
9/25/23 (Netherlands)	2,225,000	2,474,810

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	275,000	301,469

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	330,000	339,735

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	780,000	811,200

JPMorgan Chase Bank, NA unsec. sub. notes Ser. BKNT,
6.00%, 10/1/17	1,250,000	1,315,460

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	555,000	650,273

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.80%, 3/15/37	785,000	873,313

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97	340,000	448,428

Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	100,000	102,004

Lloyds Bank PLC company guaranty sr. unsec. unsub. notes
2.70%, 8/17/20 (United Kingdom)	220,000	226,103

Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	200,000	199,500

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	530,000	549,771

Lloyds Banking Group PLC 144A unsec. sub. notes 5.30%,
12/1/45 (United Kingdom)	1,404,000	1,539,155

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	1,290,000	2,064,535

MetLife Capital Trust IV 144A jr. unsec. sub. notes
7.875%, 12/15/37	2,564,000	3,178,078

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	285,000	308,280

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes
3.85%, 3/1/26 (Japan)	640,000	701,111

George Putnam Balanced Fund 39

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Financials cont.
Nationwide Mutual Insurance Co. 144A unsec. sub. notes
8.25%, 12/1/31	$415,000	$585,792

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4.875%, 4/15/45	840,000	728,700

OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	370,000	434,406

Pacific LifeCorp 144A sr. unsec. notes 6.00%, 2/10/20	365,000	408,915

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	140,000	142,185

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	213,000	234,593

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	1,939,000	1,803,270

Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	359,000	381,886

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,153,000	1,165,971

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	1,045,000	1,155,963

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	420,000	461,921

Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)	425,000	426,463

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	1,200,000	1,233,854

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	430,000	450,263

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	290,000	295,268

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	290,000	291,956

Standard Chartered PLC 144A jr. unsec. sub. FRB 7.014%,
perpetual maturity (United Kingdom)	1,400,000	1,491,000

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.653%, 6/15/37	2,021,000	1,735,374

Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	412,000	445,240

Teachers Insurance & Annuity Association of America 144A
unsec. sub. notes 6.85%, 12/16/39	263,000	365,005

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 9/15/17), 3/15/46 ††	570,000	575,700

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	295,000	406,366

UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,785,543

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	720,000	752,400

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	580,000	636,550

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	710,000	790,785

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	787,000	826,432

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6.50%, 5/9/37	214,000	215,070

71,885,643
Government (0.5%)
International Bank for Reconstruction & Development sr. unsec.
unsub. bonds 7.625%, 1/19/23 (Supra-Nation)	4,000,000	5,523,864

		5,523,864

40 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Health care (0.4%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	$194,000	$205,727

Actavis Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	373,000	413,238

Actavis Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	186,000	195,619

Aetna, Inc. sr. unsec. notes 6.75%, 12/15/37	95,000	132,067

Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	205,000	224,786

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	185,000	196,100

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	430,000	451,500

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5.25%, 1/15/26 R	510,000	538,050

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	145,000	143,550

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	659,000	684,928

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4.75%, 1/30/20	121,000	132,797

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	1,062,000	1,085,281

UnitedHealth Group, Inc. sr. unsec. unsub. notes
4.625%, 11/15/41	300,000	357,480

4,761,123
Technology (0.5%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	215,000	233,936

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	297,000	324,371

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	421,000	430,063

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35%, 7/15/46	271,000	309,483

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45%, 6/15/23	1,626,000	1,722,149

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5.00%, 3/15/22	948,000	981,559

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	162,000	176,175

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,475,000	1,482,148

5,659,884
Transportation (0.2%)
Aviation Capital Group Corp. 144A sr. unsec. unsub. notes
7.125%, 10/15/20	265,000	308,725

Burlington Northern Santa Fe, LLC sr. unsec. notes
5.40%, 6/1/41	454,000	591,881

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	109,000	148,124

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.90%, 1/2/18	29,122	29,996

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648%, 9/15/17	62,003	63,863

Norfolk Southern Corp. sr. unsec. unsub. bonds 6.00%, 5/23/11	390,000	492,765

Southwest Airlines Co. 2007-1 Pass Through Trust pass-through
certificates Ser. 07-1, 6.15%, 8/1/22	586,172	669,701

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3.75%, 9/3/26	218,453	231,560

		2,536,615

George Putnam Balanced Fund 41

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Utilities and power (1.4%)
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	$510,000	$627,200

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	138,000	163,867

Beaver Valley II Funding Corp. sr. bonds 9.00%, 6/1/17	6,000	6,030

Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	595,000	780,723

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.20%, 3/15/42	220,000	244,191

Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	450,000	518,060

EDP Finance BV 144A sr. unsec. unsub. notes 6.00%,
2/2/18 (Netherlands)	685,000	722,981

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	365,000	397,766

El Paso Natural Gas Co., LLC company guaranty sr. unsec.
unsub. notes 8.375%, 6/15/32	490,000	594,396

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5.625%,
perpetual maturity (France)	360,000	354,150

Electricite de France (EDF) 144A sr. unsec. notes 6.95%,
1/26/39 (France)	784,000	1,071,177

Emera US Finance LP 144A company guaranty sr. unsec. notes
3.55%, 6/15/26	437,000	458,740

Enel Finance International SA 144A company guaranty sr. unsec.
unsub. notes 5.125%, 10/7/19 (Netherlands)	360,000	396,926

Energy Transfer Partners LP sr. unsec. unsub. notes
7.60%, 2/1/24	470,000	523,572

Energy Transfer Partners LP sr. unsec. unsub. notes
6.50%, 2/1/42	766,000	814,732

Energy Transfer Partners LP sr. unsec. unsub. notes
5.20%, 2/1/22	240,000	256,111

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,120,000	1,275,055

Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	185,000	251,594

ITC Holdings Corp. 144A sr. unsec. notes 6.05%, 1/31/18	365,000	385,609

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	179,000	171,818

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	420,000	429,032

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	235,000	240,943

Oncor Electric Delivery Co., LLC sr. notes 7.00%, 9/1/22	445,000	566,075

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	441,000	489,505

Pacific Gas & Electric Co. sr. unsec. notes 6.35%, 2/15/38	418,000	583,033

Pacific Gas & Electric Co. sr. unsec. unsub. notes 5.8s, 3/1/37	140,000	185,245

Potomac Edison Co. (The) 144A sr. bonds 5.80%, 10/15/16	331,000	333,365

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	145,000	159,756

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974%, 6/1/67	656,000	556,780

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2s, 4/1/19	889,000	1,034,793

42 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.9%)* cont.	Principal amount	Value

Utilities and power cont.
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35%,
5/15/67 (Canada)	$1,145,000	$859,471

WEC Energy Group jr. unsec. sub. FRN 6.25%, 5/15/67	1,945,000	1,622,859

		17,075,555

Total corporate bonds and notes (cost $168,575,725)		$183,077,026

MORTGAGE-BACKED SECURITIES (1.4%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.712%, 12/10/49	$2,500,000	$2,565,153
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	508,000	566,898

COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.633%, 12/10/44	500,000	561,700
FRB Ser. 14-CR18, Class C, 4.738%, 7/15/47	3,089,000	3,279,253
Ser. 13-CR13, Class AM, 4.449s, 12/10/23	777,000	875,078
Ser. 12-LC4, Class AM, 4.063%, 12/10/44	730,000	806,723
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,137,424

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk FRB Ser. 16-HQA2, Class M1,
1.688%, 11/25/28	246,143	246,473
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1,
Class M1, 1.388%, 10/25/27	442,684	442,241
FRB Ser. T-56, Class A, IO, 0.524%, 5/25/43	3,503,302	58,162
FRB Ser. T-56, Class 2, IO, zero %, 5/25/43	5,155,058	1

Federal National Mortgage Association Ser. 01-79, Class BI, IO,
0.306%, 3/25/45	1,017,974	9,464

FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	194,241	19

JPMBB Commercial Mortgage Securities Trust Ser. 13-C14,
Class AS, 4.409%, 8/15/46	493,000	556,785

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 12-C6, Class D, 5.192%, 5/15/45	772,000	799,560
Ser. 04-LN2, Class A2, 5.115%, 7/15/41	15,104	15,121
FRB Ser. 13-C13, Class C, 4.053%, 1/15/46	450,000	459,339

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C8, Class D, 4.658%, 10/15/45	524,000	515,721

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41%, 6/15/31	202,805	206,450
Ser. 98-C4, Class H, 5.60%, 10/15/35	328,022	331,778

Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.521%, 3/15/45	1,794,000	1,851,767

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	2,232,382	558,096

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.777%, 12/10/45	12,771,821	1,012,881

WF-RBS Commercial Mortgage Trust Ser. 14-C19, Class C,
4.646%, 3/15/47	394,000	416,576

Total mortgage-backed securities (cost $17,193,962)		$17,272,663

George Putnam Balanced Fund 43

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,057) (Private) † ΔΔ F	371	$952

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $20,210) (Private) † ΔΔ F	6,416	18,189

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $47,464) (Private) † ΔΔ F	9,325	42,718

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $68,847) (Private) † ΔΔ F	13,526	61,963

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $38,611) (Private) † ΔΔ F	7,033	34,750

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$116,544) (Private) † ΔΔ F	15,175	104,890

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $326,895) (Private) † ΔΔ F	114,700	294,206

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$413,355) (Private) † ΔΔ F	145,037	372,020

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$633,655) (Private) † ΔΔ F	222,546	570,290

Total convertible preferred stocks (cost $1,666,638)		$1,499,978

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7.50%, 4/1/34	$215,000	$333,960

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718%, 1/1/49	350,000	551,341

OH State U. Rev. Bonds (Build America Bonds), 4.91%, 6/1/40	275,000	354,049

Total municipal bonds and notes (cost $841,351)		$1,239,350

SHORT-TERM INVESTMENTS (7.0%)*	Shares	Value

Putnam Short Term Investment Fund 0.44% L	85,041,084	$85,041,084

SSgA Prime Money Market Fund Class N 0.34% P	1,150,000	1,150,000

Total short-term investments (cost $86,191,084)		$86,191,084

TOTAL INVESTMENTS

Total investments (cost $1,178,666,092)		$1,260,470,811

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

44 George Putnam Balanced Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,227,005,500.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,213,498, or 0.2% of net assets.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $40,330,352 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/16 (aggregate face value $35,799,947)
					Unrealized
	Contract	Delivery		Aggregate	appreciation/
Counterparty Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
Canadian Dollar	Sell	10/19/16	$532,262	$462,789	$(69,473)

Barclays Bank PLC
Canadian Dollar	Sell	10/19/16	2,849,862	2,874,098	24,236

Citibank, N.A.
Euro	Sell	9/21/16	4,077,155	4,080,085	2,930

Credit Suisse International
British Pound	Sell	9/21/16	7,110,446	7,740,720	630,274

Canadian Dollar	Sell	10/19/16	1,699,451	1,714,049	14,598

HSBC Bank USA, National Association
British Pound	Sell	9/21/16	73,911	80,470	6,559

George Putnam Balanced Fund 45

FORWARD CURRENCY CONTRACTS at 7/31/16 (aggregate face value $35,799,947) cont.
					Unrealized
	Contract	Delivery		Aggregate	appreciation/
Counterparty Currency	type	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
British Pound	Sell	9/21/16	$3,989,882	$4,344,415	$354,533

Canadian Dollar	Sell	10/19/16	4,349,648	4,387,622	37,974

State Street Bank and Trust Co.
British Pound	Buy	9/21/16	3,345,609	3,706,420	(360,811)

Israeli Shekel	Sell	10/19/16	2,226,133	2,197,104	(29,029)

UBS AG
Euro	Sell	9/21/16	4,208,455	4,212,175	3,720

Total					$615,511

TBA SALE COMMITMENTS OUTSTANDING at 7/31/16 (proceeds receivable $3,119,180)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.00%, 8/1/46	$3,000,000	8/16/46	$3,122,109

Total

46 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$27,349,044	$—	$—

Capital goods	36,703,354	—	—

Communication services	41,376,450	—	—

Conglomerates	13,479,345	—	—

Consumer cyclicals	82,891,522	—	—

Consumer staples	84,601,748	—	365,234

Energy	50,375,243	—	—

Financials	114,517,042	—	348,286

Miscellaneous	654,594

Health care	97,818,691	—	—

Technology	143,964,207	—	—

Transportation	13,844,164	—	—

Utilities and power	32,296,279	—	—

Total common stocks	739,871,683	—	713,520
Convertible preferred stocks	$—	$—	$1,499,978

Corporate bonds and notes	—	182,501,326	575,700

Mortgage-backed securities	—	17,272,663	—

Municipal bonds and notes	—	1,239,350	—

U.S. government and agency mortgage obligations	—	75,205,803	—

U.S. treasury obligations	—	155,399,704	—

Short-term investments	86,191,084	—	—

Totals by level	$826,062,767	$431,618,846	$2,789,198
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$615,511	$—

TBA sale commitments	—	(3,122,109)	—

Totals by level	$—	$(2,506,598)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 47

Statement of assets and liabilities 7/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,093,625,008)	$1,175,429,727
Affiliated issuers (identified cost $85,041,084) (Notes 1 and 5)	85,041,084

Cash	1

Foreign currency (cost $16) (Note 1)	16

Dividends, interest and other receivables	4,353,651

Receivable for shares of the fund sold	439,566

Receivable for investments sold	24,739,765

Receivable for sales of delayed delivery securities (Note 1)	1,040,638

Unrealized appreciation on forward currency contracts (Note 1)	1,074,824

Prepaid assets	41,241

Total assets	1,292,160,513

LIABILITIES

Payable for investments purchased	12,995,918

Payable for purchases of delayed delivery securities (Note 1)	43,680,316

Payable for shares of the fund repurchased	1,739,635

Payable for compensation of Manager (Note 2)	542,340

Payable for custodian fees (Note 2)	19,874

Payable for investor servicing fees (Note 2)	298,710

Payable for Trustee compensation and expenses (Note 2)	613,505

Payable for administrative services (Note 2)	4,723

Payable for distribution fees (Note 2)	296,385

Unrealized depreciation on forward currency contracts (Note 1)	459,313

TBA sale commitments, at value (proceeds receivable $3,119,180) (Note 1)	3,122,109

Collateral on certain derivative contracts, at value (Note 1)	1,150,000

Other accrued expenses	232,185

Total liabilities	65,155,013

Net assets	$1,227,005,500

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,642,959,749

Undistributed net investment income (Note 1)	13,015,690

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(511,385,977)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	82,416,038

Total — Representing net assets applicable to capital shares outstanding	$1,227,005,500

(Continued on next page)

48 George Putnam Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($953,549,408 divided by 54,852,312 shares)	$17.38

Offering price per class A share (100/94.25 of $17.38)*	$18.44

Net asset value and offering price per class B share ($21,592,328 divided by 1,256,474 shares)**	$17.18

Net asset value and offering price per class C share ($41,699,546 divided by 2,416,281 shares)**	$17.26

Net asset value and redemption price per class M share ($66,778,991 divided by 3,894,527 shares)	$17.15

Offering price per class M share (100/96.50 of $17.15)*	$17.77

Net asset value, offering price and redemption price per class R share
($408,928 divided by 23,590 shares)	$17.33

Net asset value, offering price and redemption price per class R5 share
($76,674,240 divided by 4,393,865 shares)	$17.45

Net asset value, offering price and redemption price per class R6 share
($8,012,691 divided by 459,066 shares)	$17.45

Net asset value, offering price and redemption price per class Y share
($58,289,368 divided by 3,340,594 shares)	$17.45

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 49

Statement of operations Year ended 7/31/16

INVESTMENT INCOME

Interest (including interest income of $260,288 from investments in affiliated issuers) (Note 5)	$15,249,690

Dividends (net of foreign tax of $67,528)	13,544,201

Total investment income	28,793,891

EXPENSES

Compensation of Manager (Note 2)	6,487,016

Investor servicing fees (Note 2)	2,006,261

Custodian fees (Note 2)	57,143

Trustee compensation and expenses (Note 2)	98,522

Distribution fees (Note 2)	3,453,357

Administrative services (Note 2)	33,819

Other	542,548

Fees waived and reimbursed by Manager (Note 2)	(15,594)

Total expenses	12,663,072

Expense reduction (Note 2)	(60,282)

Net expenses	12,602,790

Net investment income	16,191,101

Net realized gain on investments (Notes 1 and 3)	6,187,424

Net increase from payments by affiliates (Note 2)	1,040

Net realized loss on swap contracts (Note 1)	(701,081)

Net realized loss on futures contracts (Note 1)	(424,206)

Net realized gain on foreign currency transactions (Note 1)	1,408,448

Net realized gain on written options (Notes 1 and 3)	37,460

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	415,769

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(1,575,296)

Net gain on investments	5,349,558

Net increase in net assets resulting from operations	$21,540,659

The accompanying notes are an integral part of these financial statements.

50 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/16	Year ended 7/31/15

Operations:
Net investment income	$16,191,101	$14,483,589

Net realized gain on investments
and foreign currency transactions	6,509,085	97,366,655

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(1,159,527)	(9,196,272)

Net increase in net assets resulting from operations	21,540,659	102,653,972

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(11,362,355)	(11,916,224)

Class B	(102,384)	(102,407)

Class C	(196,107)	(136,312)

Class M	(502,000)	(516,374)

Class R	(5,030)	(9,433)

Class R5	(1,028,461)	(462,840)

Class R6	(366,668)	(114,367)

Class Y	(1,303,237)	(1,598,783)

Decrease from capital share transactions (Note 4)	(111,655,880)	(58,104,377)

Total increase (decrease) in net assets	(104,981,463)	29,692,855

NET ASSETS

Beginning of year	1,331,986,963	1,302,294,108

End of year (including undistributed net investment income
of $13,015,690 and $11,175,163, respectively)	$1,227,005,500	$1,331,986,963

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 51

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]

Class A
July 31, 2016	$17.22	.22	.14	.36	(.20)	(.20)	$17.38	2.17	$953,549	1.00 [e]	1.33 [e]	154
July 31, 2015	16.12	.19	1.10	1.29	(.19)	(.19)	17.22	8.04	999,928.97		1.11	130
July 31, 2014	14.81	.23	1.29	1.52	(.21)	(.21)	16.12	10.37	1,051,287.99		1.52	98
July 31, 2013	12.88	.21	1.92	2.13	(.20)	(.20)	14.81	16.68	1,030,545	1.01	1.56	86
July 31, 2012	12.21	.22	.65	.87	(.20)	(.20)	12.88	7.26	973,318	1.03	1.80	99

Class B
July 31, 2016	$17.02	.10	.14	.24	(.08)	(.08)	$17.18	1.42	$21,592	1.75 [e]	.58 [e]	154
July 31, 2015	15.94	.06	1.09	1.15	(.07)	(.07)	17.02	7.21	24,133	1.72	.36	130
July 31, 2014	14.65	.12	1.27	1.39	(.10)	(.10)	15.94	9.51	24,881	1.74	.77	98
July 31, 2013	12.74	.11	1.90	2.01	(.10)	(.10)	14.65	15.83	26,541	1.76	.82	86
July 31, 2012	12.08	.13	.63	.76	(.10)	(.10)	12.74	6.38	29,272	1.78	1.06	99

Class C
July 31, 2016	$17.10	.09	.15	.24	(.08)	(.08)	$17.26	1.45	$41,700	1.75 [e]	.58 [e]	154
July 31, 2015	16.01	.06	1.10	1.16	(.07)	(.07)	17.10	7.26	36,720	1.72	.36	130
July 31, 2014	14.72	.12	1.27	1.39	(.10)	(.10)	16.01	9.50	29,091	1.74	.76	98
July 31, 2013	12.80	.11	1.91	2.02	(.10)	(.10)	14.72	15.85	23,534	1.76	.81	86
July 31, 2012	12.14	.13	.64	.77	(.11)	(.11)	12.80	6.39	21,223	1.78	1.05	99

Class M
July 31, 2016	$16.99	.14	.14	.28	(.12)	(.12)	$17.15	1.69	$66,779	1.50 [e]	.83 [e]	154
July 31, 2015	15.90	.10	1.10	1.20	(.11)	(.11)	16.99	7.56	75,297	1.47	.61	130
July 31, 2014	14.62	.16	1.26	1.42	(.14)	(.14)	15.90	9.75	77,338	1.49	1.02	98
July 31, 2013	12.71	.14	1.90	2.04	(.13)	(.13)	14.62	16.17	74,636	1.51	1.06	86
July 31, 2012	12.06	.16	.63	.79	(.14)	(.14)	12.71	6.62	70,317	1.53	1.30	99

Class R
July 31, 2016	$17.16	.19	.13	.32	(.15)	(.15)	$17.33	1.93	$409	1.25 e	1.13 [e]	154
July 31, 2015	16.07	.15	1.09	1.24	(.15)	(.15)	17.16	7.74	1,102	1.22	.86	130
July 31, 2014	14.77	.20	1.28	1.48	(.18)	(.18)	16.07	10.08	983	1.24	1.27	98
July 31, 2013	12.84	.18	1.92	2.10	(.17)	(.17)	14.77	16.44	960	1.26	1.32	86
July 31, 2012	12.18	.19	.64	.83	(.17)	(.17)	12.84	6.92	1,209	1.28	1.54	99

Class R5
July 31, 2016	$17.28	.26	.16	.42	(.25)	(.25)	$17.45	2.49	$76,674	.73 [e]	1.59 [e]	154
July 31, 2015	16.18	.23	1.11	1.34	(.24)	(.24)	17.28	8.28	71,647.72		1.34	130
July 31, 2014†	15.28	.18	.85	1.03	(.13)	(.13)	16.18	6.76*	11	.48*	1.15*	98

Class R6
July 31, 2016	$17.28	.28	.15	.43	(.26)	(.26)	$17.45	2.58	$8,013	.63 [e]	1.71 [e]	154
July 31, 2015	16.18	.25	1.10	1.35	(.25)	(.25)	17.28	8.39	8,239.62		1.46	130
July 31, 2014†	15.28	.19	.85	1.04	(.14)	(.14)	16.18	6.81*	7,100	.42*	1.19*	98

Class Y
July 31, 2016	$17.28	.26	.15	.41	(.24)	(.24)	$17.45	2.48	$58,289	.75 [e]	1.60 [e]	154
July 31, 2015	16.17	.23	1.11	1.34	(.23)	(.23)	17.28	8.34	114,920.72		1.36	130
July 31, 2014	14.86	.27	1.29	1.56	(.25)	(.25)	16.17	10.61	111,604.74		1.77	98
July 31, 2013	12.92	.25	1.92	2.17	(.23)	(.23)	14.86	16.99	106,794.76		1.81	86
July 31, 2012	12.26	.25	.64	.89	(.23)	(.23)	12.92	7.42	70,090.78		2.04	99

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52 George Putnam Balanced Fund	George Putnam Balanced Fund 53

Financial highlights (Continued)

* Not annualized.

† For the period December 2, 2013 (commencement of operations) to July 31, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes TBA purchase and sales transactions.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

54 George Putnam Balanced Fund

Notes to financial statements 7/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through July 31, 2016.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

George Putnam Balanced Fund 55

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

56 George Putnam Balanced Fund

a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

George Putnam Balanced Fund 57

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities (equities in this case).

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA

58 George Putnam Balanced Fund

sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $459,313 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $346,210 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based

George Putnam Balanced Fund 59

on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2016, the fund had a capital loss carryover of $499,248,912 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$499,248,912	N/A	$499,248,912	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $9,744,154 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from income on swap contracts, from interest-only securities, from partnership income, and from corporate action adjustments to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $515,668 to increase undistributed net investment income, $198,986 to decrease paid-in capital and $316,682 to increase accumulated net realized loss.

60 George Putnam Balanced Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$119,709,976
Unrealized depreciation	(40,288,500)

Net unrealized appreciation	79,421,476
Undistributed ordinary income	13,632,278
Capital loss carryforward	(499,248,912)
Post-October capital loss deferral	(9,744,154)
Cost for federal income tax purposes	$1,181,047,772

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.524% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $15,594.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $1,040 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets

George Putnam Balanced Fund 61

in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,538,298	Class R5	104,985

Class B	35,733	Class R6	11,350

Class C	64,226	Class Y	139,079

Class M	111,868	Total	$2,006,261

Class R	722

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,865 under the expense offset arrangements and by $58,417 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $896, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,335,207	Class M	509,619

Class B	217,029	Class R	2,202

Class C	389,300	Total	$3,453,357

62 George Putnam Balanced Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $85,883 and $1,942 from the sale of class A and class M shares, respectively, and received $15,340 and $4,010 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $35 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$1,805,035,370	$1,897,348,421

U.S. government securities (Long-term)	56,564,661	102,547,669

Total	$1,861,600,031	$1,999,896,090

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	87,117	37,460
Options exercised	—	—
Options expired	(87,117)	(37,460)
Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	2,585,466	$42,620,286	3,270,518	$55,029,240

Shares issued in connection with
reinvestment of distributions	635,462	10,433,690	645,928	10,967,040

	3,220,928	53,053,976	3,916,446	65,996,280

Shares repurchased	(6,444,498)	(106,322,090)	(11,074,223)	(185,609,366)

Net decrease	(3,223,570)	$(53,268,114)	(7,157,777)	$(119,613,086)

George Putnam Balanced Fund 63

	Year ended 7/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	200,145	$3,264,784	224,313	$3,749,144

Shares issued in connection with
reinvestment of distributions	5,963	97,029	5,839	97,697

	206,108	3,361,813	230,152	3,846,841

Shares repurchased	(367,448)	(5,977,728)	(373,604)	(6,233,023)

Net decrease	(161,340)	$(2,615,915)	(143,452)	$(2,386,182)

	Year ended 7/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	885,692	$14,594,654	546,183	$9,206,428

Shares issued in connection with
reinvestment of distributions	10,397	169,838	7,514	126,661

	896,089	14,764,492	553,697	9,333,089

Shares repurchased	(627,298)	(10,291,137)	(223,040)	(3,748,088)

Net increase	268,791	$4,473,355	330,657	$5,585,001

	Year ended 7/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	291,292	$4,736,923	330,826	$5,521,369

Shares issued in connection with
reinvestment of distributions	30,784	499,259	30,678	513,563

	322,076	5,236,182	361,504	6,034,932

Shares repurchased	(860,422)	(13,953,965)	(791,602)	(13,193,832)

Net decrease	(538,346)	$(8,717,783)	(430,098)	$(7,158,900)

	Year ended 7/31/16		Year ended 7/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	24,807	$410,071	12,266	$206,483

Shares issued in connection with
reinvestment of distributions	305	4,969	556	9,433

	25,112	415,040	12,822	215,916

Shares repurchased	(65,752)	(1,077,168)	(9,773)	(164,983)

Net increase (decrease)	(40,640)	$(662,128)	3,049	$50,933

	Year ended 7/31/16		Year ended 7/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	959,785	$15,911,788	4,571,235	$76,316,699

Shares issued in connection with
reinvestment of distributions	62,403	1,028,461	26,608	462,840

	1,022,188	16,940,249	4,597,843	76,779,539

Shares repurchased	(773,902)	(12,818,389)	(452,924)	(7,793,994)

Net increase	248,286	$4,121,860	4,144,919	$68,985,545

64 George Putnam Balanced Fund

	Year ended 7/31/16		Year ended 7/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	1,894,887	$30,556,270	59,021	$1,007,097

Shares issued in connection with
reinvestment of distributions	22,331	366,668	6,704	114,367

	1,917,218	30,922,938	65,725	1,121,464

Shares repurchased	(1,934,837)	(32,250,486)	(27,929)	(476,237)

Net increase (decrease)	(17,619)	$(1,327,548)	37,796	$645,227

	Year ended 7/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,659,173	$27,671,572	645,544	$10,883,901

Shares issued in connection with
reinvestment of distributions	76,694	1,262,449	92,941	1,584,356

	1,735,867	28,934,021	738,485	12,468,257

Shares repurchased	(5,045,595)	(82,593,628)	(988,568)	(16,681,172)

Net decrease	(3,309,728)	$(53,659,607)	(250,083)	$(4,212,915)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	679	0.02%	$11,849

Class R6	681	0.15	11,883

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$48,223,912	$315,638,852	$278,821,680	$260,288	$85,041,084

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

George Putnam Balanced Fund 65

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$54,000

Written equity option contracts (contract amount) (Note 3)	$—*

Futures contracts (number of contracts)	4

Forward currency contracts (contract amount)	$41,900,000

OTC total return swap contracts (notional)	$1,900,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$1,074,824	Payables	$459,313

Total		$1,074,824		$459,313

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$1,367,120	$—	$1,367,120

Equity contracts	(173,202)	(424,206)	—	(701,081)	(1,298,489)

Total	$(173,202)	$(424,206)	$1,367,120	$(701,081)	$68,631

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$416,545	$—	$416,545

Equity contracts	12,069	(27,786)	—	119,296	103,579

Total	$12,069	$(27,786)	$416,545	$119,296	$520,124

66 George Putnam Balanced Fund

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George Putnam Balanced Fund 67

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Citibank, N. A.	Credit Suisse International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Forward currency contracts#	$—	$24,236	$2,930	$644,872	$6,559	$392,507	$—	$3,720	$1,074,824

Total Assets	$—	$24,236	$2,930	$644,872	$6,559	$392,507	$—	$3,720	$1,074,824

Liabilities:

Forward currency contracts#	69,473	—	—	—	—	—	389,840	—	459,313

Total Liabilities	$69,473	$—	$—	$—	$—	$—	$389,840	$—	$459,313

Total Financial and Derivative Net Assets	$(69,473)	$24,236	$2,930	$644,872	$6,559	$392,507	$(389,840)	$3,720	$615,511

Total collateral received (pledged)†##	$—	$—	$—	$644,872	$—	$392,507	$(346,210)	$—

Net amount	$(69,473)	$24,236	$2,930	$—	$6,559	$—	$(43,630)	$3,720

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

68 George Putnam Balanced Fund	George Putnam Balanced Fund 69

Federal tax information (Unaudited)

The fund designated 63.76% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 69.71%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,376,008 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

70 George Putnam Balanced Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

George Putnam Balanced Fund 71

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

72 George Putnam Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

George Putnam Balanced Fund 73

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

74 George Putnam Balanced Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

George Putnam Balanced Fund 75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

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76 George Putnam Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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302178 9/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2016	$105,601	$ —	$16,543	$ —
July 31, 2015	$112,262	$ —	$16,061	$ —

For the fiscal years ended July 31, 2016 and July 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $576,296 and $695,737 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2016	$ —	$559,753	$ —	$ —

July 31, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 29, 2016